Exhibit 25.1


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -----------------------


                                    FORM T-1

                            -----------------------


              STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE


                    [ ] CHECK IF AN APPLICATION TO DETERMINE
             ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                 SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
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              (Exact name of trustee as specified in its charter)


                  Not applicable                   06-0850628
              --------------------------         --------------------
              (State of incorporation if          (I.R.S. Employer
                 not a national bank              Identification No.)

               777 Main Street, Hartford, Connecticut     06115
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            (Address of principal executive offices)    (Zip Code)

         Patricia Beaudry, 777 Main Street, Hartford, CT (203) 728-2065
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           (Name, address and telephone number of agent for service)


                       PIEDMONT MANAGEMENT COMPANY INC.
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              (Exact name of obligor as specified in its charter)



                   Delaware                           13-2612123
        --------------------------------         --------------------
        (State or other jurisdiction of           (I.R.S. Employer
         incorporation or organization)          Identification No.)



                 80 Maiden Lane, New York, NY            10038
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             (Address of principal executive offices)   (Zip Code)


                       Contingent Interest Notes due 2006
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                      (Title of the indenture securities)

Item 1.        General Information
               -------------------

       Furnish the following information as to the trustee:

       (a) Name and address of each examining or supervising authority to which it is subject:


                     The Comptroller of the Currency,
                     Washington, D.C.


                     Federal Reserve Bank of Boston
                     Boston, Massachusetts

                     Federal Deposit Insurance Corporation
                     Washington, D.C.


       (b)     Whether it is authorized to exercise corporate trust powers:

                     The trustee is so authorized.

Item 2.        Affiliations with obligor.  If the obligor is an affiliate of the
               -------------------------
trustee, describe each such affiliation.


               None with respect to the trustee; none with respect to Hartford National Corporation, Shawmut Corporation, Shawmut Service Corporation and Shawmut National Corporation (the "affiliates").

Item 16.       List of exhibits.  List below all exhibits filed as a part of
               ----------------
this statement of eligibility and qualification.

               1. A copy of the Articles of Association of the trustee as now in effect, is on file with the Securities and Exchange Commission as a part of Exhibit 25.2(1) to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Communications & Power Industries, Inc. (File No. 33-96858) and is incorporated herein by reference thereto.

               2. A copy of the Certificate of Authority of the trustee to do Business.

               3. A copy of the Certification of Fiduciary Powers of the Trustee.

               4. A copy of the By-Laws of the trustee, as now in effect, is now on file with the Securities and Exchange Commission as a part of Exhibit 25.2(1) to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Communications & Power Industries, Inc. (File No. 33-96858) and is incorporated herein by reference thereto.

               5. Consent of the trustee required by Section 321(b) of the Act.

               6. A copy of the latest Consolidated Reports of Condition and Income of the trustee, published pursuant to law or the requirements of its supervising or examining authority, is on file with the Securities and Exchange Commission as a part of Exhibit 25.2(1) to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Communications & Power Industries, Inc.
        (File No. 33-96858) and is incorporated herein by reference thereto.

                                   NOTES

          Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base its answer to Item 2, the answer to said Item is based upon incomplete information. Said Item may, however, be considered correct unless amended by an amendment to this Form T-1.

                                 SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Shawmut Bank Connecticut, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, and State of Connecticut, on the ____ day of November, 1995.

                                        SHAWMUT BANK CONNECTICUT,
                                        NATIONAL ASSOCIATION
                                        Trustee


                                        By  /s/ Kathy A. Larimore
                                           --------------------------------
                                           Kathy A. Larimore
                                           Assistant Vice President

                                 Exhibit 2

[LOGO]
--------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks
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Washington, D.C.  20219


                                CERTIFICATE


I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. "Shawmut Bank Connecticut, National Association", Hartford, Connecticut, (Charter No. 1338), is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.


                                  IN TESTIMONY WHEREOF, I have

                                  hereunto subscribed my name and

                                  caused my seal of office to be

                                  affixed to these presents at the

                                  Treasury Department, in the City of

                                  Washington and District of

                                  Columbia, this 15th day of June,

                                  1995.


                                   /s/  Eugene A. Ludwig
                                   ----------------------------
                                   Comptroller of the Currency

                                 Exhibit 3

[LOGO]

--------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks
--------------------------------------------------------------------------------
Washington, D.C.  20219


                     Certification of Fiduciary Powers
                     ---------------------------------


I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify the records in this Office evidence "Shawmut Bank Connecticut, National Association", Hartford, Connecticut, (Charter No. 1338), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of The Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a. I further certify the authority so granted remains in full force and effect.


                                      IN TESTIMONY WHEREOF, I have

                                      hereunto subscribed my name and

                                      caused my seal of office of the

                                      Controller of the Currency to be

                                      affixed to these presents at the

                                      Treasury Department, in the City of

                                      Washington and District of

                                      Columbia, this 15th day of June,

                                      1995.


                                      /s/  Eugene A. Ludwig
                                      ----------------------------
                                      Comptroller of the Currency

                                 EXHIBIT 5


                           CONSENT OF THE TRUSTEE
                         REQUIRED BY SECTION 321(b)
                     OF THE TRUST INDENTURE ACT OF 1939
                     ----------------------------------


     The undersigned, as Trustee under an Indenture to be entered into between Piedmont Management Company Inc. and Shawmut Bank Connecticut, National Association, Trustee, does hereby consent that, pursuant to
Section 321(b) of the Trust Indenture Act of 1939, reports of examinations with respect to the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                        SHAWMUT BANK CONNECTICUT,
                                        NATIONAL ASSOCIATION
                                        Trustee



                                        By  /s/ Kathy A. Larimore
                                           --------------------------------
                                           Kathy A. Larimore
                                           Assistant Vice President


Dated: November   , 1995